UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): July 12, 2013 (June 10, 2010)

ZD VENTURES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929 - 1806

WEBTRADEX INTERNATIONAL CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On June 28, 2013 the Company amended its Articles of Incorporation changing the Company’s name to ZD Ventures Corporation.

Articles of Amendment to the Company’s Articles of Incorporation, setting forth this amendment, was filed with the Department of State of the State of Nevada on June 28, 2013, and the amendments became effective on such date.

The FINRA application is being sent in order to implement the name change.

ITEM 9.01 FINANICAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                      Description

3.1                          Articles of Amendment to Articles of Incorporation, dated June 28, 2013, effective June 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2013

ZD Ventures Corporation

By:   /S/ Kam Shah
Kam Shah
Sole Director